FINANCIAL (EXPENSES) INCOME, NET	6 Months Ended
Jun. 30, 2013
Other Income and Expenses [Abstract]
Other Nonoperating Income and Expense [Text Block]
NOTE 9 - FINANCIAL (EXPENSES) INCOME, NET

			Period from February 5, 2007
	For the six months ended		(date of inception)
	June 30,		June 30,
	2013	2012	2013
Financial income	$2	$-	$8
Financial (expenses) and bank fees	-	-	(10)
Exchange rate differences gain (loss)	(1)	16	(41)
	$1	$16	$(43)